Exhibit 10(p)

Contract No. 117164

NATURAL GAS PIPELINE COMPANY OF AMERICA (NATURAL)

STORAGE RATE SCHEDULE DSS

AGREEMENT DATED March 9, 2000

1. SHIPPER is: NORTH SHORE GAS COMPANY, a SHIPPER.

2. (a) MDQ totals: 35,000 MMBtu per day.

    (b) MSV totals: 1,750,000 MMBtu.

    (c) The primary Delivery Point(s) and associated MDQ(s) are contained in Exhibit B attached hereto and are a part of this Agreement.

3. TERM: May 1, 2000 through April 30, 2003.

4. [ ] This Agreement supersedes and cancels a ____________ Agreement dated ___________.

[X] Service and reservation charges commence the latter of:

(a) May 1, 2000, and

(b) the date capacity to provide the service hereunder is available on Natural's System.

[ ] Other:_____________________________________________
5. SHIPPER'S ADDRESSES	NATURAL'S ADDRESSES

General Correspondence:

NORTH SHORE GAS COMPANY	NATURAL GAS PIPELINE COMPANY OF AMERICA
RAULIE DE LARA	ATTENTION: ACCOUNT SERVICES
130 E. RANDOLPH DR.	ONE ALLEN CENTER, SUITE 1000
CHICAGO, IL 60601-6207	500 DALLAS ST., 77002
P. O. BOX 283 77001-0283
HOUSTON, TEXAS

Statements/Invoices/Accounting Related Materials:

NORTH SHORE GAS COMPANY	NATURAL GAS PIPELINE COMPANY OF AMERICA
130 E. RANDOLPH DR.	ATTENTION: ACCOUNT SERVICES
CHICAGO, IL 60601-6207	ONE ALLEN CENTER, SUITE 1000
500 DALLAS ST., 77002
P.O. BOX 283 77001-0283
HOUSTON, TEXAS

Payments:
NATURAL GAS PIPELINE COMPANY OF AMERICA
P.O. BOX 70605
CHICAGO, ILLINOIS 60673-0605

FOR WIRE TRANSFER OR ACH:
DEPOSITORY INSTITUTION: THE CHASE
MANHATTAN BANK, NEW YORK, NY
WIRE ROUTING #: 021000021
ACCOUNT #: 323-206042

6. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. NATURAL AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF NATURAL'S FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, NATURAL AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing.

AGREED TO BY:
NATURAL GAS PIPELINE COMPANY OF AMERICA	NORTH SHORE GAS COMPANY
"Natural"	"Shipper"

By: /s/ David J. Devine	By: /s/ William E. Morrow

Name: David J. Devine	Name: William E. Morrow

Title: Vice President, Business Planning	Title: Vice President

Contract No. 117164

EXHIBIT B

DATED: May 9, 2000

EFFECTIVE DATE: May 1, 2000

COMPANY: NORTH SHORE GAS COMPANY

CONTRACT: 117164

DELIVERY POINT/S
	County/Parish		PIN		MDQ
Name / Location	Area	State	No.	Zone	(MMBtu/d)

PRIMARY DELIVERY POINT/S

1. NO SHORE/NGPL TONNE RD COOK	COOK	IL	7866	09	35,000
INTERCONNECT WITH NORTH
SHORE GAS COMPANY ON
TRANSPORTER'S HOWARD STREET
LINE IN SEC. 27-T41N-R11E, COOK
COUNTY, ILLINOIS.

SECONDARY DELIVERY POINT/S

All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.